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                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-2
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Section 7.3 Indenture                                                            Distribution Date:                 5/15/01
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(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                      3,112,968.75
             Class B Note Interest Requirement                        270,490.45
             Class C Note Interest Requirement                        370,429.03
                       Total                                        3,753,888.23

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                           4.15063
             Class B Note Interest Requirement                           4.32785
             Class C Note Interest Requirement                           4.60979

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                          750,000,000
             Class B Note Principal Balance                           62,500,000
             Class C Note Principal Balance                           80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account            17,857,140.00

(v)     Required Owner Trust Spread Account Amount                 17,857,140.00



                                                               By:
                                                                                 --------------------

                                                               Name:             Patricia M. Garvey
                                                               Title:            Vice President


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